UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2020 (November 12, 2020)

CĪON Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-54755 (Commission File Number)	45-3058280 (IRS Employer Identification No.)

3 Park Avenue, 36th Floor

New York, New York 10016

(Address of Principal Executive Offices)

(212) 418-4700

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On November 12, 2020, Murray Hill Funding, LLC (“Murray Hill Funding”), a wholly-owned, special purpose financing subsidiary of CĪON Investment Corporation (“CIC”), entered into a Third Amended and Restated Master Confirmation to the Global Master Repurchase Agreement (the “Third Amended Master Confirmation”) with UBS AG (“UBS”), which extended the date that Murray Hill Funding will be required to repurchase Class A Notes sold to UBS under the UBS facility from November 19, 2020 to December 18, 2020.  No other material terms of the UBS facility were revised in connection with the Third Amended Master Confirmation.

The foregoing description of the Third Amended Master Confirmation as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of such agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition.

On November 16, 2020, CIC  issued a press release announcing its operating results for the period ended September 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01. Other Events.

On November 13, 2020, the board of directors of CIC, including a majority of the board of directors who are not interested persons, approved the renewal of (i) the investment advisory agreement with CION Investment Management, LLC (“CIM”); and (ii) the administration agreement with CIM, each for a period of twelve months commencing December 17, 2020.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Third Amended and Restated Master Confirmation to the Global Master Repurchase Agreement, dated as of November 12, 2020, by and between Murray Hill Funding, LLC and UBS AG.

99.1	Press Release dated November 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date: November 16, 2020	By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

10.1	Third Amended and Restated Master Confirmation to the Global Master Repurchase Agreement, dated as of November 12, 2020, by and between Murray Hill Funding, LLC and UBS AG.

99.1	Press Release dated November 16, 2020.